AMENDMENT NO. 2
TO THE
TRANSITION SERVICES AGREEMENT

NACCO Industries, Inc. (“NACCO”) and Hyster-Yale Materials Handling, Inc. (“Hyster-Yale”) hereby adopt this Amendment No. 2 to the Transition Services Agreement effective as of September 28, 2012 (the “Agreement”). The terms of this Amendment shall be effective as of July 1, 2013. Words used herein with initial capital letters that are defined in the Agreement are used herein as so defined.

Section 1

Schedules A and B to the Agreement are each hereby amended in their entirety to read as follows:

“Schedule A -Transition Services To Be Performed by NACCO and Its Subsidiaries

Description of Transition Service	Monthly Fee(s)	Contact Person / Successor Contact Person*
IT operating system support services for Hyster-Yale	$500 plus a proportionate share of any third party costs incurred to separate IT systems, including the Global Compliance Contract and the Concur Contract	Zach Vinduska

*NACCO may designate a successor contact person upon written notice to Hyster-Yale.”

“Schedule B- Transition Services To Be Performed by Hyster-Yale

Description of Transition Service	Monthly Fee(s)	Contact Person / Successor Contact Person*
IT operating system support services for NACCO	$500 plus a proportionate share of any third party costs incurred to separate IT systems, including the Global Compliance Contract and Concur Contract	John Bartho
Employee Benefit and HR Legal and Consulting Support	$10,000	Mary Maloney
Compensation Support	$3,500	JoAnn Morano

*Hyster-Yale may designate a successor contact person upon written notice to NACCO.”

IN WITNESS WHEREOF, each of the signatories hereto has caused this Agreement to be signed by its duly authorized officer as of the date first above written.
NACCO INDUSTRIES, INC.

By: /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Senior Vice-President - Finance, Treasurer and Chief Administration Officer

HYSTER-YALE MATERIALS HANDLING, INC.

By: /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice-President, General Counsel and Secretary